The Power of We™ November 13, 2014 Avaya Q4 2014 Earnings Call Exhibit 99.2

© 2014 Avaya 2 Forward - Looking Statements Certain statements contained in this presentation are forward-looking statements, including statements regarding our future financial and operating performance, as well as statements regarding our future growth plans and drivers. These statements may be identified by the use of forward-looking terminology such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "should" or "will" or other similar terminology. We have based these forward-looking statements on our current expectations, assumptions, estimates and projections. While we believe these expectations, assumptions, estimates and projections are reasonable, such forward looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond our control. These and other important factors may cause our actual results, performance or achievements to differ materially from any future results, performance or achievements expressed or implied by these forward-looking statements. For a list and description of such risks and uncertainties, please refer to our filings with the SEC that are available at www.sec.gov and in particular, our 2013 Form 10-K filed with the SEC on November 22, 2013. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation should be read in conjunction with our Form 8-K filed with the SEC on November 13, 2014. Within this presentation, we refer to certain non‐GAAP financial measures that involve adjustments to GAAP measures. Reconciliations between our non-GAAP financial measures and GAAP financial measures are included on the last three slides of this presentation. These slides, as well as current and historical financial data are available on our web site at www.avaya.com/investors . None of the information included on the website is incorporated by reference in this presentation. Historical amounts presented reflect the sale of ITPS.

© 2014 Avaya 3 Fiscal Q4 2014 Financial Highlights (Amounts are non-GAAP)  Revenue of $1,126 million up $72 million from the prior quarter Strong finish to the fiscal year – Flagship product and services revenue grew 5% sequentially and 5% year-over-year – Year-over-year growth in Private cloud and managed services, Contact center flagship products, and Aura – Core product and service revenue up 12% sequentially with strength in EMEA – Product Book-to-Bill greater than 1.0 for third consecutive quarter  Gross margin increased sequentially and year-over-year to 59.7%  Operating income of $212 million with 18.8% operating margin  Adjusted EBITDA of $253 million or 22.5% of revenue – In range of the Company’s target financial model performance NOTE: Historical amounts presented reflect the sale of ITPS

© 2014 Avaya 4 Fiscal 2014 Financial Highlights (Amounts are non-GAAP)  Revenue of $4,371 million down $208 million from the prior year – Flagship product and services revenue grew 6% versus fiscal 2013 – Private cloud and managed services increased 19% compared to fiscal 2013 – IP Office, Aura, and Contact center flagship products also grew  Gross margin increased to 58.9% versus 56.8% in fiscal 2013 – Record total company gross margin – 4th consecutive year of year-over-year gross margin improvement  Operating income of $727 million with 16.6% operating margin  Adjusted EBITDA of $898 million or 20.5% of revenue NOTE: Historical amounts presented reflect the sale of ITPS

© 2014 Avaya 5 Quarterly Income Statement (All amounts non-GAAP and dollars in millions) FQ4 2014 FQ3 2014 FQ4 2013 Revenue: Product $579 $511 $617 Services $547 $543 $552 Total Revenue $1,126 $1,054 $1,169 Gross Margin: Product 61.8% 61.1% 62.4% Services 57.4% 57.5% 55.3% Total Gross Margin 59.7% 59.2% 59.0% Operating Margin 18.8% 17.1% 20.5% Adjusted EBITDA $253 $223 $291 Adjusted EBITDA % 22.5% 21.2% 24.9% NOTE: Historical amounts presented reflect the sale of ITPS For a reconciliation of non-GAAP to GAAP financial information, please see the appendix.

© 2014 Avaya 6 Annual Income Statement (All amounts non-GAAP and dollars in millions) FY 2014 FY 2013 FY 2012 Revenue: Product $2,196 $2,338 $2,674 Services $2,175 $2,241 $2,347 Total Revenue $4,371 $4,579 $5,021 Gross Margin: Product 61.2% 58.9% 57.4% Services 56.5% 54.6% 51.9% Total Gross Margin 58.9% 56.8% 54.8% Operating Margin 16.6% 15.3% 13.9% Adjusted EBITDA $898 $922 $946 Adjusted EBITDA % 20.5% 20.1% 18.8% NOTE: Historical amounts presented reflect the sale of ITPS For a reconciliation of non-GAAP to GAAP financial information, please see the appendix.

© 2014 Avaya 7 Quarterly Revenue by Geographic Region (All amounts non-GAAP and dollars in millions) FQ4 2014 FQ3 2014 FQ4 2013 Revenue U.S. $588 $543 $628 EMEA $321 $297 $313 APAC $111 $108 $113 AI $106 $106 $115 Total $1,126 $1,054 $1,169 % of Total Revenue U.S. 52% 52% 54% EMEA 29% 28% 27% APAC 10% 10% 9% AI 9% 10% 10% Total 100% 100% 100% NOTE: Historical amounts presented reflect the sale of ITPS

© 2014 Avaya 8 Annual Revenue by Geographic Region (All amounts non-GAAP and dollars in millions) FY 2014 FY 2013 FY 2012 Revenue U.S. $2,267 $2,431 $2,636 EMEA $1,234 $1,239 $1,349 APAC $445 $457 $497 AI $425 $452 $539 Total $4,371 $4,579 $5,021 % of Total Revenue U.S. 52% 53% 52% EMEA 28% 27% 27% APAC 10% 10% 10% AI 10% 10% 11% Total 100% 100% 100% NOTE: Historical amounts presented reflect the sale of ITPS

© 2014 Avaya 9 Balance Sheet and Operating Metrics (Dollars in millions, Balance sheet items as of the end of the period indicated) FQ4 2014 FQ3 2014 FQ4 2013 Total Cash and Cash Equivalents $322 $315 $288 Cash from Operations $15 ($11) $48 Capital Expenditures and Capitalized Software $40 $35 $34 Days Sales Outstanding 60 55 54 Inventory Turns 9.6 8.6 8.1 Headcount (as of the end of the period indicated) 13,036 13,139 13,940 Annualized Quarterly Revenue ($K) / Headcount (as of the end of the period indicated) $346 $321 $335 NOTE: Historical amounts presented reflect the sale of ITPS

© 2014 Avaya 10 Financial Summary ($M) Non-GAAP 3Q14 Actual 4Q14 Actual Business Model Revenue $1,054 $1,126 $1,100 – $1,150 Gross Margin % 59.2% 59.7% 58.5% – 59.5% Oper Expense % 42.1% 40.9% 38.5% – 39.5% Oper Income % 17.1% 18.8% 19% – 20.5% Adj EBITDA $ $223 $253 $250 – $275 Adj EBITDA % 21.2% 22.5% 22.7% – 23.9% Q4 Revenue: $1.13B; up $72M sequentially – Driven primarily by increased Product and Professional Services revenues – Flagship products & services up 5% QoQ and 5% YoY Gross Margin % – Fiscal Quarter record: 59.7% – Fiscal Year record: 58.9% $253M Adjusted EBITDA 22.5% of revenue – In line with low-end of target financial model range For a reconciliation of non-GAAP to GAAP financial information, please see our most recent SEC filings and the tables at the end of this presentation FY 11 FY 12 FY 13 FY 14 4QF13 3QF14 4QF14 Flagship 32% 35% 39% 43% 40% 44% 44% Core 48% 49% 47% 45% 48% 45% 47% Products & Services* (% of Total Avaya Revenue) For a reconciliation of non-GAAP to GAAP financial information, please see www.avaya.com/investors . NOTE: Historical amounts presented reflect the sale of ITPS We have structured our model such that, assuming quarterly revenue between $1.1 billion and $1.15 billion dollars, our operational performance should generate adjusted EBITDA in the range of $250 and $275 million * Flagship includes Video, Avaya Aura®, IP Office, leading edge Contact Center, Wireless LAN, SBC, Ethernet/fabric switching, and professional, cloud and managed Services Core includes phones, gateways, servers, core contact center, and other managed and maintenance support services Legacy includes legacy Nortel and Tenovis, excluding Networking

© 2014 Avaya 11 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 2014 2015 2016 2017 2018 2019 2020 2021 Avaya Debt Maturity Profile ($ in Billions, by calendar year) $0.13 $2.0 $1.1 $1.3 $1.4 Overall Average Portfolio Interest Rate 6.9% Today 11/13/14  Reduced overall average portfolio interest rate from 7.4% to 6.9% in FY 14  Paid $10M against Cash Flow Revolver in September  Additional liquidity available through Asset-Backed & Cash-Flow revolvers  Annual cash needs for Pension, Interest, Restructuring, CapEx, and Cash Taxes expected to be below $900M in FY 15  Long Term Net Debt of $5.6B NOTE: Amounts shown are expected balances at maturity date; 2017 & 2018 are net of amortization which totals approximately $9.5M quarterly

© 2014 Avaya 12 Fiscal Q1 2015 Financial Outlook (As Delivered 11/12/14)  In the past three years, the sequential change in revenue from the fourth fiscal quarter to the first fiscal quarter has been a decrease in the range of 2% to 3%.  Given that history and our current visibility, we believe the company will perform in the revenue range of our target financial operating model.  We also expect the company’s adjusted EDITDA to be slightly below our targeted range due to annual sales conference, merit increases and slightly higher marketing and legal costs.  We expect cash restructuring requirements for the first fiscal quarter to be between $25 million and $30 million. NOTE: Avaya does not reiterate guidance or provide any form of mid-quarter update

© 2014 Avaya 13 Upcoming Events (See www.avaya.com/investors for additional details)  Wednesday, December 3, 2014 – Bank of America/Merrill Lynch High Yield Investor Conference – Presenter: Dave Vellequette, CFO – Presentation Time: 6:30 AM Pacific / 9:30 AM Eastern  Wednesday, December 10, 2014 – Avaya Engages Silicon Valley – Media and marketing event – Streaming access available online at www.avaya.com Webcast links and details with supporting slides will be available for each of these events. See the investor pages of our website www.avaya.com/investors

© 2014 Avaya 14 Pension & Other Post-Employment Benefits Trend ($M)  Cash payments are made either in compliance with applicable law and regulations where required, or to directly pay benefits where appropriate.  P&L Expense is recognized as retirement benefits are earned during the participants’ years of employment. (1) Data source: Refer to “Benefit Obligations” section of Avaya’s 10-Q and 10-K for the applicable periods See slide 15 for amounts used in Adjusted EBITDA calculation (to reflect amortization of prior service costs and associated gains/losses) Cash Effect (1) Q1’13 Q2’13 Q3’13 Q4’13 Q1’14 Q2’14 Q3’14 Q4’14 FY’13 FY’14 US Pension 19 20 23 46 23 24 59 54 108 160 Non-US Pension 4 14 3 4 5 15 4 3 25 27 OPEB 13 12 13 14 10 11 12 12 52 45 Total Cash Contributions 36 46 39 64 38 50 75 69 185 232 P&L Effect (1) Q1’13 Q2’13 Q3’13 Q4’13 Q1’14 Q2’14 Q3’14 Q4’14 FY’13 FY’14 US Pension 27 27 28 22 16 16 17 16 104 65 Non-US Pension 8 8 7 8 8 8 7 7 31 30 OPEB 1 2 (7) (1) 1 1 1 1 (5) 4 Total P&L Expenses 36 37 28 29 25 25 25 24 130 99

AVAYA

Non-GAAP Reconciliation
Adjusted EBITDA

Avaya Inc.
Supplemental Schedule of Non-GAAP Adjusted EBITDA
(Unaudited; in millions)

	Three months ended September 30, 2014	Three months ended September 30, 2013	Fiscal year ended September 30, 2014	Fiscal year ended September 30, 2013
(Loss) income from continuing operations	$ (49)	$ 12	$ (293)	$ (307)
Interest expense	112	121	459	467
Interest income	(1)	-	(2)	(2)
Provision for (benefit from) income taxes	32	(29)	51	(35)
Depreciation and amortization	98	123	434	455
EBITDA	192	227	649	578
Impact of purchase accounting adjustments	-	-	-	1
Restructuring charges, net	71	35	165	200
Sponsors' fees	1	2	7	7
Acquisition-related costs	-	-	-	1
Integration-related costs	2	3	7	15
Divestiture-related costs	-	-	2	-
Loss on extinguishment of debt	-	-	5	6
Third-party fees expensed in connection with the debt modification	-	-	2	18
Non-cash share-based compensation	5	4	25	11
Gain on sale of investments and long-lived assets, net	-	-	-	(1)
Gain on sale of TBU business	(14)	-	(14)	-
Change in certain tax indemnifications	(1)	-	4	-
Impairment of long-lived assets	-	-	-	1
Venezuela hyperinflationary and devaluation charges	-	-	2	1
Resolution of certain legal matters	-	-	8	10
(Gain) loss on foreign currency transactions	(17)	5	(18)	(5)
Pension/OPEB/nonretirement postemployment benefits and long-term disability costs	13	15	51	79
Other	1	-	3	-
Adjusted EBITDA	$ 253	$ 291	$ 898	$ 922

** For reconciliation of adjusted EBITDA for the third quarter of 2014 see our Form 8-K/A filed with the SEC on August 5,2014 at www.sec.gov.*

© 2014 Avaya

15

AVAYA

Non-GAAP Reconciliation

Gross Margin and Operating Income

Avaya Inc.
Supplemental Schedules of Non-GAAP Reconciliations
(Unaudited; in millions)

	Three Months Ended								Fiscal year ended September 30,	
	Dec. 31, 2012	Mar. 31, 2013	June 30, 2013	Sept. 30, 2013	Dec. 31, 2013	Mar. 31, 2014	June 30, 2014	Sept. 30, 2014	2014	2013
Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin										
Gross Profit - Adjusted for discontinued operations	$ 659	$ 579	$ 618	$ 674	$ 640	$ 597	$ 607	$ 655	$ 2,499	$ 2,530
Gross Margin - Adjusted for discontinued operations	54.6%	53.3%	55.4%	57.7%	56.6%	56.3%	57.6%	58.2%	57.2%	55.3%
Items excluded:										
Amortization of acquired technology intangible assets	22	14	13	14	14	14	14	14	56	63
Impairment of capitalized software development costs	-	-	1	-	-	-	-	-	-	1
Share-based compensation	1	-	2	2	3	4	3	3	13	5
Incremental accelerated depreciation associated with vacating a facility	-	-	-	-	-	6	-	-	6	-
Purchase accounting adjustments to revenue	-	-	1	-	-	-	-	-	-	1
Non-GAAP Gross Profit - Adjusted for discontinued operations	$ 682	$ 593	$ 635	$ 690	$ 657	$ 621	$ 624	$ 672	$ 2,574	$ 2,600
Non-GAAP Gross Margin - Adjusted for discontinued operations	56.5%	54.6%	56.8%	59.0%	58.1%	58.6%	59.2%	59.7%	58.9%	56.8%
Reconciliation of Non-GAAP Operating Income										
Operating Income - Adjusted for discontinued operations	$ 18	$ 12	$ 6	$ 109	$ 87	$ -	$ 48	$ 62	$ 197	$ 145
Percentage of Revenue	1%	1%	0.5%	9.3%	7.7%	0.0%	4.6%	5.5%	4.5%	3.2%
Items excluded:										
Amortization of acquired intangible assets	80	71	70	70	72	71	70	70	283	291
Restructuring and impairment charges, net	84	18	63	35	7	42	45	71	165	200
Integration-related costs	5	6	5	4	3	2	1	3	9	20
Divestiture-related costs			-	-	-	-	2	-	2	-
Share-based compensation	2	1	4	4	6	8	6	5	25	11
Impairment of capitalized software development costs	-	-	1	-	-	-	-	-	-	1
Incremental accelerated depreciation associated with vacating certain facilities	-	-	3	18	16	19	-	-	35	21
Resolution of certain legal matters	-	-	10	-	-	-	8	-	8	10
Purchase accounting adjustments to revenue	-	-	1	-	-	-	-	-	-	1
Other	-	-	-	-	2	-	-	1	3	-
Non-GAAP Operating Income - Adjusted for discontinued operations	$ 189	$ 108	$ 163	$ 240	$ 193	$ 142	$ 180	$ 212	$ 727	$ 700
Non-GAAP Operating Margin - Adjusted for discontinued operations	15.7%	9.9%	14.6%	20.5%	17.1%	13.4%	17.1%	18.8%	16.6%	15.3%

© 2014 Avaya

16

AVAYA

Non-GAAP Reconciliation
Product and Services Gross Margins

Avaya Inc.
Supplemental Schedules of Non-GAAP Reconciliation of Gross Profit and Gross Margin by Portfolio
(Unaudited; in millions)

	Three Months Ended								Fiscal year ended September 30,	
	Dec. 31, 2012	Mar. 31, 2013	June 30, 2013	Sept. 30, 2013	Dec. 31, 2013	Mar. 31, 2014	June 30, 2014	Sept. 30, 2014	2014	2013
Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Products										
Revenue	$ 631	$ 529	$ 560	$ 617	$ 574	$ 532	$ 511	$ 579	$ 2,196	$ 2,337
Costs (exclusive of amortization of acquired technology intangible assets)	261	236	234	232	228	206	199	221	854	963
Amortization of acquired technology intangible assets	22	14	13	14	14	14	14	14	56	63
GAAP Gross Profit	348	279	313	371	332	312	298	344	1,286	1,311
GAAP Gross Margin	55.2%	52.7%	55.9%	60.1%	57.8%	58.6%	58.3%	59.4%	58.6%	56.1%
Items excluded:										
Amortization of acquired technology intangible assets	22	14	13	14	14	14	14	14	56	63
Impairment of capitalized software development costs	-	-	1	-	-	-	-	-	-	1
Incremental accelerated depreciation associated with vacating a facility	-	-	-	-	-	3	-	-	3	-
Purchase accounting adjustments to revenue	-	-	1	-	-	-	-	-	-	1
Non-GAAP Gross Profit	$ 370	$ 293	$ 328	$ 385	$ 346	$ 329	$ 312	$ 358	$ 1,345	$ 1,376
Non-GAAP Gross Margin	58.6%	55.4%	58.5%	62.4%	60.3%	61.8%	61.1%	61.8%	61.2%	58.9%
Reconciliation of Non-GAAP Gross Profit and Non-GAAP Gross Margin - Services										
Revenue	$ 576	$ 557	$ 556	$ 552	$ 557	$ 528	$ 543	$ 547	$ 2,175	$ 2,241
Costs	265	257	251	249	249	243	234	236	962	1,022
GAAP Gross Profit	311	300	305	303	308	285	309	311	1,213	1,219
GAAP Gross Margin	54.0%	53.9%	54.9%	54.9%	55.3%	54.0%	56.9%	56.9%	55.8%	54.4%
Items excluded:										
Share-based compensation	1	-	2	2	3	4	3	3	13	5
Incremental accelerated depreciation associated with vacating a facility	-	-	-	-	-	3	-	-	3	-
Non-GAAP Gross Profit	$ 312	$ 300	$ 307	$ 305	$ 311	$ 292	$ 312	$ 314	$ 1,229	$ 1,224
Non-GAAP Gross Margin	54.2%	53.9%	55.2%	55.3%	55.8%	55.3%	57.5%	57.4%	56.5%	54.6%

© 2014 Avaya

17